April 29, 2019 First Quarter 2019 Operating Results Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”), the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets and in closing and originating loans in the pipeline that the Company is evaluating are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

First Quarter 2019 Highlights 1Q 2019 Highlights 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income), Asset-Level Estimated Return on Equity (“ALEROE”), LTV, and Risk Rating 2. Excluding the Las Vegas Land Portfolio, the weighted average interest rate for loan originations during the three months ended March 31, 2019 is LIBOR plus 3.42% 3. ALEROE with respect to certain loan investments, reflects initial financing terms at loan closing. The Company may increase leverage or otherwise employ different financing terms, which may impact ALEROE for such assets in future periods 4. On April 12, 2019, sold 900,000 common shares pursuant to the equity offering green shoe for additional cash proceeds of $17.4 million Significant loan portfolio growth drove solid operating results Loan portfolio growth spurred by $713.6 million of new loan commitments with a weighted average interest rate of LIBOR plus 3.96%(2) and ALEROE(1) of 10.8%(3) Loan unpaid principal balance grew $419.4 million to $4.7 billion, an increase of 9.7% from December 31, 2018 GAAP net income and Core Earnings(1) of $0.42 and $0.43 per share, respectively Declared Common and Class A common stock dividend of $0.43 per share Loan portfolio maintained a stable credit profile with strong asset-level returns Total loan commitments of $5.4 billion with a weighted average interest rate of LIBOR plus 3.9% 100% floating rate, senior mortgage loan portfolio with a LTV of 64.2% (1) Risk Rating(1) of 2.8 unchanged from December 31, 2018 Continued focus on financing efficiency and a stable capital base Increased equity capital base through a $118.8 million underwritten public offering of 6.0 million shares of common stock at $19.80 per share(4) Non-recourse, matched-term loan portfolio financings equal 45.3% of outstanding borrowings; additional portfolio financing capacity of $2.0 billion

Loan Portfolio Highlights

Loan Investment Activity

Loan Investment Activity[1] ($ in millions)	March 31, 2019	December 31, 2018	QoQ Change
Number of Loans Closed	11	5	120.0%
Total Loan Commitments	$713.6	$623.7	14.4%
Initial Unpaid Principal Balance	$633.1	$452.1	40.0%
Average Loan Size (by Commitment)	$64.9	$124.7	(48.0%)
Weighted Average Interest Rate	LIBOR plus 3.96%[(2)]	LIBOR plus 3.26%	21.5%
Weighted Average LTV	62.9%	64.8%	(2.9%)
Asset-Level Estimated Return on Equity[(3)]	10.8%	8.3%	30.1%

Loan Portfolio

Loan Investment Portfolio[1] ($ in millions)	March 31, 2019	December 31, 2018	QoQ Change
Total Loan Commitment	$5,373.7	$4,947.7	8.6%
Unpaid Principal Balance	$4,733.0	$4,313.6	9.7%
Average Loan Risk Rating	2.8	2.8	-
Average Loan Size (by Commitment)	$81.4	$82.5	(1.3%)
Weighted Average Interest Rate	LIBOR plus 3.89%	LIBOR plus 3.90%	(0.3%)
Weighted Average LTV	64.2%	64.5%	(0.5%)
MSA Concentrations (Top 25 / Top 10)	76.2% / 56.4%	82.4% / 60.9%	(7.5%) / (7.4%)

1. See Appendix for definitions, including definitions of LTV, Loan Category, Property Type, Risk Rating, and Asset-Level Estimated Return on Equity ("ALEROE")
2. Excluding the Las Vegas Land Portfolio, the weighted average interest rate for loan originations during the three months ended March 31, 2019 is LIBOR plus 3.42% and the quarter over quarter change is 4.9%
3. ALEROE with respect to certain loan investments, reflects initial financing terms at loan closing. The Company may increase leverage or otherwise employ different financing terms, which may impact ALEROE for such assets in future periods

4

Operating Performance Highlights Financial Performance Performance Metric March 31, 2019 December 31, 2018 QoQ Change GAAP net income $28.4 million ($0.42 / share) $28.6 million ($0.43 / share) (0.7%) Core Earnings1 $28.9 million ($0.43 / share) $28.6 million ($0.43 / share) 1.0% Cash dividends declared $31.6 million ($0.43 / share) $29.0 million ($0.43 / share) 9.0% Annualized dividend yield (on book value) 8.7% 8.7% - Book value per common share $19.73 $19.76 (0.2%) Common shares outstanding(2) 73.2 million 67.2 million 8.9% Weighted average shares outstanding(2) 68.3 million 67.2 million 1.6% 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income) and Loan Portfolio Leverage 2. Common shares outstanding and weighted average shares outstanding include common and Class A common stock 3. Available Liquidity is defined as cash and cash equivalents plus undrawn capacity on secured financing arrangements as of the reporting date Capitalization Performance Metric March 31, 2019 December 31, 2018 QoQ Change Loan Financing Commitments $5.3 billion $5.6 billion (5.4%) Loan Portfolio Financing Capacity $2.0 billion $2.4 billion (16.7%) Available Liquidity3 $160.5 million $276.2 million (41.9%) Loan Portfolio Leverage1 74.1% 74.0% 0.1% Weighted Average Cost of Funds LIBOR plus 1.74% LIBOR plus 1.65% 5.5%

$0.43 $0.43 $0.43 Operating Performance 1Q19 net interest income increased to $37.2 million, up $1.1 million, or 3.0%, from the quarter ended December 31, 2018, due primarily to net growth of interest earning assets Declared cash dividends of $0.43 per common share during the quarter ended March 31, 2019, representing an 8.7% annualized dividend yield on book value per common share of $19.732 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date Annualized Dividend Yield and Book Value per Common Share Steady Earnings Growth as a Public Company $ Millions Core Earnings1 GAAP net income Quarterly Results Annualized Dividend Yield2 Book Value per Common Share Consistent Dividend Yield $19.80 $19.78 $19.76 $0.43 $19.73

March 2019 Equity Issuance Details Close Date March 19, 2019 Common Shares 6,000,000 Share Price $19.80 Gross Proceeds $118.8 million Transaction Structure Underwritten public offering (100% primary share issuance) Operating Results Impact WASO increase created dilution of $0.01 per share during 1Q19 Book Value Impact Equity offering priced above book value per common share March 2019 Equity Issuance and Book Value per Common Share 1. Based on weighted average shares outstanding (WASO), including common and Class A common stock, of 68,294,736 as of March 31, 2019 2. Dividend Paid on Shares of Common Stock Issued reflects the $0.04 dilutive impact of the Company’s 1Q19 dividend payment on book value per common share for the March 2019 equity issuance of 6.0 million common shares 3. Other, net includes the impact to Total Stockholders’ Equity from (1) Common Stock Issuance proceeds in excess of Book Value at 12/31/18 ($0.2 million), (2) Common Stock Issuance transaction costs reimbursed by TRTX’s Manager ($0.3 million), and (3) other operating activity (net) during the three months ended March 31, 2019 Note: Totals may not sum due to rounding. Amounts shown in thousands, except share and per share data GAAP net income per diluted common share declined $0.01 quarter-over-quarter due to the issuance of 6.0 million common shares in March 2019 Completed $118.8 million equity offering of 6.0 million common shares at $19.80, increasing weighted average common shares outstanding by 1.1 million from 67.2 million to 68.3 million Book Value per Common Share Bridge – 1Q19 2 $0.02 3 1

Diversified Loan Portfolio

National, Major Market Footprint[2]


MI 3.9%
NY 12.2%
MA 1.0%
PA 8.7%
NJ 8.8%
OH 2.1%
IL 6.4%
NV 2.1%
VA 2.7%
MD 1.5%
MO 1.1%
KY 0.7%
CA 12.1%
AZ 1.7%
TN 3.5%
NC 3.7%
GA 7.7%
HI 0.9%
TX 11.5%
LA 1.1%
FL 6.6%

Lending Focused in Top 25 Markets[1]


Other 23.8%
Top 10 56.4%
Top 11-25 19.8%

Top 25 Markets Account for 76.2% of Total Loan Commitments

Property Diversity[2]


Retail 4.3%
Land 2.1%[5]
Hotel 12.4%
Multifamily 25.8%
Office 35.9%
Mixed-Use 17.1%
Condominium 2.4%
Net Exposure 1.3%[3]

Geographic Diversity[2,4]


Southwest 12.2%
Southeast 17.3%
East 38.6%
Various 1.6%
Midwest 13.5%
West 16.8%

Fixed vs. Floating[2]


Floating 100.0%

Loan Category[2,4]


Bridge 49.5%
Moderate Transitional 23.3%
Light Transitional 27.2%

- Loan Portfolio: $5.4 billion[2]
- Loan Type: First Mortgage 100.0%
- Weighted Average Interest Rate: LIBOR plus 3.9%
- Weighted Average LTV: 64.2%[4]
- Property Diversity: Office is highest concentration: 35.9%

1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance
2. By total loan commitment at March 31, 2019
3. Condominium net exposure reflects total loan commitments for the Company's five condominium inventory loans reduced by the related aggregate net sales value of executed sales contracts, for a net exposure of $69.8 million
4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions
5. Includes the Las Vegas Land Portfolio loan origination (total loan commitment of $112.0 million), which closed during the three months ended March 31, 2019. This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarterly period ended March 31, 2019

8

Diversified Loan Portfolio 1. See Appendix for a description of the Company’s risk rating scale and definition of Loan Category and Property Type 2. By total loan commitment 3. By loan carrying value 4. Includes the Las Vegas Land Portfolio loan origination (total loan commitment of $112.0 million), which closed during the three months ended March 31, 2019. This property type is referred to as “Other” in Note 15 to the Consolidated Financial Statements included in the Company’s Form 10-Q for the quarterly period ended March 31, 2019 Note: Totals may not sum due to rounding Portfolio Growth by Loan and Property Type1,2 Consistent, Strong Credit Quality3 Loan Category $ Millions Risk Ratings – 3/31/19 $ Millions Property Type $ Millions Total: $4,293.8 Loan UPB increased 9.7% to $4.7 billion from December 31, 2018 Office and Multifamily are largest exposures at 35.9% and 25.8%, respectively, of total loan commitments Loan portfolio risk rating of 2.8 is unchanged from December 31, 2018 Weighted Average Risk Rating of 2.8 $0.0 Risk Ratings – 12/31/18 $ Millions Total: $4,712.1 $0.0 $0.0 4

Loan Originations

1Q19 Investment Highlights

- Closed 11 first mortgage loans
- Total commitments of $713.6 million
- Initial fundings of $633.1 million
- Average loan size of $64.9 million[1]
- 100% Floating Rate
- All loans floored at weighted average strike LIBOR rate of 2.19%
- Weighted average interest rate of LIBOR plus 3.96%[3]
- Weighted average LTV of 62.9%[4]
- Property types[1]:

Property Type	1Q19 Loan Originations	1Q19 Loan Portfolio
Hotel	31.7%	12.4%
Office	22.0%	35.9%
Multifamily	19.2%	25.8%
Land[3]	15.7%	2.1%
Mixed-Use	11.4%	17.1%

TTM Average Loan Originations of $664.1 Million



$ Millions
TTM Average Loan Originations
5.4% CAGR[2]
$609.4
$709.5
$623.7
$713.6
2Q18
3Q18
4Q18
1Q19

Attractive Loan Origination Metrics[4]

	2Q18	3Q18	4Q18	1Q19
Loan-to-Value (LTV)	72%	61%	65%	63%
Mortgage Loan WAS	3.1%	4.0%	3.3%	4.0%
Asset-Level Estimated Return on Equity	8.2%	9.7%	8.3%	10.8%

1. Average loan size based on loans originated or acquired during a reporting period. Property types based on total loan commitment
2. Compound Annual Growth Rate (CAGR) is calculated using loan originations data for 2Q18 to 1Q19 to reflect the Company's annual loan origination growth by total loan commitment. Past performance is not indicative of future results, and no assurance can be given that growth will continue in future periods
3. Excluding the Las Vegas Land Portfolio, the weighted average interest rate for loan originations during the three months ended March 31, 2019 is LIBOR plus 3.42%. This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarterly period ended March 31, 2019
4. See Appendix for definitions, including LTV and Asset-Level Estimated Return on Equity

10

Select 1Q 2019 Loan Originations

	Hotel	Land	Multifamily
Total Commitment	$60.0M	$112.0M	$88.2M
Location	Mountain View, CA	Las Vegas, NV	Aurora (Chicago), IL
Collateral	✓ A 160-key select-service hotel	✓ Two-parcel land portfolio (27.7 acres) on the Las Vegas Strip	✓ Class-A multifamily property (5 buildings / 417 units)
Borrower Business Plan	✓ Convert and re-stabilize the hotel from a Hilton to a Marriott by Aloft	✓ Partial sale and intermediate term hold of the portfolio	✓ Refinance prior construction loan and fund lease-up
LTV / In-Place Debt Yield[1,2]	64.2% / 8.7%	42.6% / 0.0%	74.8% / 5.0%
Loan Category[1]	Bridge	Bridge	Bridge
Investment Date	January 2019	March 2019	March 2019
Property Photos		North Parcel	

1. See Appendix for definitions, including LTV, and Loan Category definitions
2. In-place debt yield for loans originated during the three months ended March 31, 2019 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date

Note: Select 1Q19 Loan Originations represent 36.4% of total loan originations during 1Q19 based on total commitments. See slide 10 for Loan Origination data for 1Q19

11

Loan Funding Activity through March 31, 2019 1Q19 portfolio growth spurred by $713.6 million of new loan commitments with a $64.9 million average loan size Loan UPB grew $419.4 million to $4.7 billion, an increase of 9.7% from December 31, 2018 Loan repayments totaled $271.1 million in 1Q19, a 26.3% decline from 4Q18 1. New originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings Note: Totals may not sum due to rounding Loan Funding Activity $ Millions Total Commitments UPB Deferred Fundings and New Originations1 Unfunded Commitments Repayments $4,150.2 $4,308.6 $4,947.7 $4,705.8 $5,373.7

Loan Portfolio Financing as of March 31, 2019

Total Loan Financing Capacity: $5.3 Billion



$ Millions
Secured Revolving Repurchase Agreements
5 Lenders
$2,633.9
Asset-specific Financing
1 Lender
$32.5
Senior Secured Credit Agreement
1 Lender
$500.0
$1,261.6
Collateralized Loan Obligations
TRTX 2018-FL1 ($486.1)
TRTX 2018-FL2 ($775.4)
$750.0
Term Loan Facility
1 Lender
$160.0
Secured Credit Agreement[2]
1 Lender

Loan Financing Utilization[1]



$ Millions
Capacity
Usage
Available
Total Available Financing Capacity: $1,961.5
$2,633.9
$1,279.0
$1,354.9
$1,261.6
$1,261.6
$750.0
$482.3
$267.7
$500.0
$101.6
$398.4
$160.0
$98.6
$32.5
$32.5
Secured Revolving Repurchase Agreements
Collateralized Loan Obligations
Term Loan Facility
Senior Secured Credit Agreement
Secured Credit Agreement
Asset-specific Financing

Non-recourse, Matched-term Financing

- Non-recourse, matched-term loan portfolio financings represents 45.3% of total debt liabilities
- Reduces mark-to-market risk on loan portfolio and enhances Asset-Level Estimated Return on Equity
- Facilitates efficient capital markets activity and a prudent balance sheet management strategy

Financing Efficiency Boosts Levered Returns



Cost of Funds
Weighted Average Approved Advance Rate
76.6%
77.4%
78.7%
78.5%
Partial Repayment of TRTX 2018-FL1 Class A Notes
1.95%
1.87%
1.65%
1.74%
2Q18
3Q18
4Q18
1Q19
79.0%
78.0%
77.0%
76.0%
75.0%

1. Total Loan Portfolio Financing Capacity and Financing Utilization relates only to the financing of the Company's loan investments
2. Borrowings are 100% recourse to the Company

Note: Excludes items related to CMBS and CRE CLO investments. Totals may not sum due to rounding

13

Capital Deployment Strong, Diverse Capital Base Drives Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage 2. Outstanding total loan commitments as of the reporting date 3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS and CRE CLO investments) or mortgage loan repayments. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Total Loan Commitments as a percentage of Potential Gross Loan Investment Capacity Potential Net Loan Capacity of over $1.1 billion available to drive loan portfolio growth in 2019 Investment Capacity $ Millions Leverage Ratio1 Loan UPB $4,313.6 $4,733.0 Total Stockholders’ Equity $1,327.1 $1,443.5 Targeted Leverage 3.5:1 3.5:1 Potential Gross Loan Investment Capacity $5,972.0 $6,495.8 Less: Outstanding Total Loan Commitments2 ($4,947.7) ($5,373.7) Potential Net Loan Capacity3 $1,024.3 $1,122.1 Potential Gross Loan Investment Capacity Utilization Rate4 82.8% 82.7% Dec 31, 2018 Mar 31, 2019 Initial use of proceeds from August 2018 equity issuance

Interest Rate Sensitivity Net floating rate mortgage loan exposure of $1.4 billion generates an annualized increase in net interest income of approximately $6.8 million for every 50 basis point increase in 1-month LIBOR1 100% floating rate loan portfolio that benefits from contractual interest rate floors with a weighted average strike LIBOR rate of 1.32%; for 1Q19 loan originations, weighted average strike LIBOR rate was 2.19% Loan Portfolio Composition $ Millions Annualized Per Diluted Common Share Impact to Net Interest Income $0.09 $0.19 $0.28 $0.37 Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR2 Increasing 1-month LIBOR = Increasing Net Interest Income 1. See Part I, Item 3 of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk for the period ended March 31, 2019 2. Based on 1-month LIBOR at March 29, 2019 of 2.49% Note: Excludes items related to CMBS and CRE CLO investments

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share For the Period Ended (unaudited) Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Jun 30, 2018 Net Income Attributable to Common Stockholders1 $28,268 $28,467 $26,797 $26,438 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 68,294,736 67,185,646 64,295,973 60,175,373 Basic and Diluted Earnings per Common Share $0.42 $0.43 $0.42 $0.44 Dividends Declared per Common Share $0.43 $0.43 $0.43 $0.43 For the Period Ended (unaudited) Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Jun 30, 2018 Net Income Attributable to Common Stockholders1 $28,268 $28,467 $26,797 $26,438 Non-Cash Compensation Expense 633 182 109 197 Depreciation and Amortization Expense — — — — Unrealized Gains (Losses) — — — — Other Items — — — — Core Earnings $28,901 $28,649 $26,906 $26,635 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 68,294,736 67,185,646 64,295,973 60,175,373 Core Earnings per Common Share, Basic and Diluted $0.43 $0.43 $0.42 $0.44 1. Represents GAAP net income attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock Note: Amounts shown in thousands, except share and per share data Book Value Per Common Share For the Period Ended (unaudited) Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Jun 30, 2018 Total Stockholders’ Equity $1,443,549 $1,327,170 $1,328,886 $1,191,913 Preferred Stock 125 — — — Stockholders’ Equity, Net of Preferred Stock $1,443,424 $1,327,170 $1,328,886 $1,191,913 Number of Common Shares Outstanding at Period End2 73,161,376 67,163,700 67,187,277 60,194,512 Book Value per Common Share $19.73 $19.76 $19.78 $19.80

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$223.0	$167.1	L + 3.4%	5.4 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 2	$210.0	131.9	L + 3.6%	4.8 years	Detroit, MI	Office	$217 Sq. ft.	59.8%
Loan 3	$206.5	175.9	L + 2.9%	4.8 years	Various, FL	Multifamily	$181,299 / Unit	76.6%
Loan 4	$190.0	180.2	L + 2.7%	4.3 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 5	$188.0	142.0	L + 4.1%	2.5 years	Nashville, TN	Mixed-Use	$292 Sq. ft.	60.7%
Loan 6	$180.0	173.4	L + 3.8%	3.6 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 7	$173.3	159.9	L + 4.3%	3.5 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 8	$165.0	157.1	L + 3.8%	3.9 years	Various, NJ	Multifamily	$132,850 / Unit	78.4%
Loan 9	$160.0	135.5	L + 2.8%	4.5 years	Houston, TX	Mixed-Use	$297 Sq. ft.	61.9%
Loan 10	$149.0	149.0	L + 3.3%	4.3 years	San Diego, CA	Office	$474 Sq. ft.	71.4%
Loans 11 – 66	**$3,528.9**	**$3,161.0**	**L + 4.1%[4]**	**3.7 years**				**62.1%**
Total Loan Portfolio	**$5,373.7**	**$4,733.0**	**L + 3.9%[4]**	**3.8 years**				**64.2%**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes pari passu and junior positions
3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type
4. Represents the weighted average interest rate as of March 31, 2019, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at March 31, 2019

Note: As of March 31, 2019 excludes CMBS and CRE CLO investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform

18

ASSETS March 31, 2019 December 31, 2018 Cash and Cash Equivalents $55,431 $39,720 Restricted Cash 400 1,000 Accounts Receivable 13 38 Accounts Receivable from Servicer/Trustee 10,145 96,464 Accrued Interest Receivable 24,470 20,731 Loans Held for Investment, net (includes $2,663,678 and $2,219,574 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,712,134 4,293,787 Investment in Available-for-Sale Securities (Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligations Securities) (includes $176,494 and $36,307 pledged as collateral under secured revolving repurchase agreements) 308,294 74,381 Other Assets, Net 8,174 669 Total Assets $5,119,061 $4,526,790 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 7,964 6,146 Accrued Expenses 13,064 8,151 Collateralized Loan Obligations (net of deferred financing costs of $10,161 and $12,447) 1,251,393 1,509,930 Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $9,415 and $10,448) 2,065,449 1,494,078 Term Loan Facility (net of deferred financing costs of $1,112 and $758) 266,549 113,504 Asset-Specific Financings (net of deferred financing costs of $105 and $129) 32,395 32,371 Payable to Affiliates 6,486 5,996 Deferred Revenue 614 463 Dividends Payable 31,598 28,981 Total Liabilities $3,675,512 $3,199,620 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 0 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 300,000,000 shares authorized; 72,018,063 and 66,020,387 shares issued and outstanding, respectively) 73 67 Class A Common Stock ($0.001 par value per share; 2,500,000 shares authorized; 1,143,313 shares issued and outstanding) 1 1 Additional Paid-in-Capital 1,474,554 1,355,002 Accumulated Deficit (29,200) (25,915) Accumulated Other Comprehensive (Loss) (1,879) (1,985) Total Stockholders' Equity 1,443,549 1,327,170 Total Liabilities and Stockholders' Equity $5,119,061 $4,526,790 Consolidated Balance Sheets All amounts in thousands except share and per share amounts (three months ended March 31, 2019 is unaudited)

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended March 31 is unaudited) Three Months Ended March 31,   INTEREST INCOME 2019 2018 Interest Income $76,601 $59,365 Interest Expense (39,367) (25,998) Net Interest Income 37,234 33,367 OTHER REVENUE Other Income, net 422 366 Total Other Revenue 422 366 OTHER EXPENSES Professional Fees 679 899 General and Administrative 1,325 1,108 Servicing and Asset Management Fees 513 767 Management Fee 5,143 4,704 Incentive Management Fee 1,365 926 Total Other Expenses 9,025 8,404 Income Before Income Taxes 28,631 25,329 Income Tax (Expense) Income, net (219) (215) Net Income $28,412 $25,114 Preferred Stock Dividends (3) (3) Net Income Attributable to TPG RE Finance Trust, Inc. $28,409 $25,111 Basic Earnings per Common Share $0.42 $0.42 Diluted Earnings per Common Share $0.42 $0.42 Weighted Average Number of Common Shares Outstanding Basic: 68,294,736 60,393,818 Diluted: 68,294,736 60,393,818 Dividends Declared per Common Share $0.43 $0.42 OTHER COMPREHENSIVE INCOME Net Income $28,412 $25,114 Unrealized (Loss) Gain on Available-for-Sale Securities (Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities) 106 (214) Comprehensive Net Income $28,518 $24,900

Three Months Ended, Cash Flows from Operating Activities: Mar 31, 2019 Mar 31, 2018 Net Income $28,412 $25,114 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (3,627) (4,147) Amortization of Deferred Financing Costs 4,698 3,658 Stock Compensation Expense 633 177 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 25 - Accrued Interest Receivable (3,143) (2,771) Accrued Expenses (3,616) 610 Accrued Interest Payable 1,818 245 Payable to Affiliates 490 648 Deferred Fee Income 151 (205) Other Assets 192 125 Net Cash Provided by Operating Activities 26,033 23,454 Cash Flows from Investing Activities: Origination of Loans Held for Investment (628,460) (512,522) Advances on Loans Held for Investment (57,394) (60,972) Principal Repayments of Loans Held for Investment 359,065 156,258 Purchase of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities (263,868) (63,654) Principal Repayments of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities 586 - Net Cash (Used in) Investing Activities (590,071) (480,890) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (233,557) - Proceeds from Collateralized Loan Obligations - 745,904 Payments on Secured Financing Agreements (265,002) (762,695) Proceeds from Secured Financing Agreements 988,739 514,347 Payment of Deferred Financing Costs (1,176) (9,519) Payments to Redeem Series A Preferred Stock - (125) Payments to Repurchase Common Stock (42) (8,360) Proceeds from Issuance of Preferred Stock 125 - Proceeds from Issuance of Common Stock 119,100 - Dividends Paid on Common Stock (28,546) (22,620) Dividends Paid on Class A Common Stock (492) (448) Dividends Paid on Preferred Stock - (3) Net Cash Provided by Financing Activities 579,149 456,481 Net Change in Cash, Cash Equivalents, and Restricted Cash 15,111 (955) Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 40,720 75,737 Cash, Cash Equivalents, and Restricted Cash at End of Period 55,831 74,782 Supplemental Disclosure of Cash Flow Information: Interest Paid 34,567 22,096 Taxes Paid (Refund) 10 215 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net 6,562 - Principal Repayments of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities Held by Servicer/Trustee, net 47 211 Dividends Declared, not paid 31,598 25,307 Accrued Equity Issuance and Equity Distribution Agreement Transaction Costs 300 - Accrued Deferred Financing Costs 532 1,057 Unrealized (Loss) Gain on Available-for-Sale Securities (Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities) 106 (214) Consolidated Statements of Cash Flows All amounts in thousands (three months ended March 31 is unaudited)

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.)

Deferred Fundings

- Borrower fundings that are made under existing loan commitments after loan closing date

Geographic Diversity

- TRTX expanded its Concentration of Credit Risk financial statement disclosure of geographic regions. TRTX has provided additional details for the South region by including a Southeast and Southwest region classification using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at March 31, 2019 follows (dollars in millions):

Region	Form 10-Q	Reclassification	Supplemental	% Total Commitment
East	$2,070.7	-	$2,070.7	38.6%
South	1,586.9	(1,586.9)	-	0.0%
West	902.3	-	902.3	16.8%
Midwest	725.7	-	725.7	13.5%
Various	88.1		88.1	1.6%
Southeast	-	933.0	933.0	17.3%
Southwest	-	653.9	653.9	12.2%
Total	**$5,373.7**	$-	**$5,373.7**	**100.0%**

Note: Totals may not sum due to rounding

Leverage

- Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, less cash, to (ii) total stockholders' equity, at period end
- Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders' equity, at period end

23

Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category LTV is calculated for loan originations and existing loans as the total loan commitment or outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), respectively, divided by the applicable as-is real estate value at the time of origination or acquisition of such loan or participation interest in a loan. The as-is real estate value reflects our Manager’s estimates, at the time of origination or acquisition of a loan or participation interest in a loan, of the real estate value underlying such loan or participation interest, determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period end

Definitions (cont.) Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Robert Foley Chief Financial & Risk Officer (212) 430-4111 bfoley@tpg.com Investor Relations: (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power (415) 743-1550 media@tpg.com Analyst Coverage BTIG Benjamin Zucker (212) 527-3550 Deutsche Bank George Bahamondes (212) 250-1587 JP Morgan Richard Shane (415) 315-6701 Wells Fargo Donald Fandetti (212) 214-8069 Citigroup Arren Cyganovich (212) 816-3733 JMP Securities Steven DeLaney (212) 906-3517 Raymond James Stephen Laws (901) 579-4868 Transfer Agent American Stock Transfer & Trust Company, LLC (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $104 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.